Exhibit 10.31

EXECUTION VERSION

AMENDMENT NO. 2 AND AGREEMENT dated as of May 12, 2006 (this “Amendment”) to the Credit Agreement dated as of December 17, 2003 (as amended by Amendment No. 1 dated as of October 14, 2004, the “Credit Agreement”), among SENSUS METERING SYSTEMS INC. (the “Borrower”), SENSUS METERING SYSTEMS (LUXCO 2) S.À.R.L. (the “European Borrower” and, together with the Borrower, the “Borrowers”), SENSUS METERING SYSTEMS (BERMUDA 2) LTD. (“Holdings”), the Lenders and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as General Administrative Agent (in such capacity, the “Administrative Agent”), U.S. Collateral Agent, European Administrative Agent and European Collateral Agent for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers.

B. The Borrowers have requested that the Credit Agreement be amended to, among other things, provide for New Term Loans (as defined in Section 1 below), the proceeds of which will be used to repay in full all currently outstanding Term Loans.

C. Each Lender with outstanding Term B-1 Loans (each, an “Existing Term B-1 Lender”) will be afforded the opportunity to exchange its Existing Term B-1 Loans (as defined below) for New Term B-1 Loans (as defined in Section 1 below) on the Amendment No. 2 Effective Date (as defined below) in an aggregate principal amount equal to the aggregate principal amount of the outstanding Term B-1 Loans of such Existing Term B-1 Lender on the Amendment No. 2 Effective Date. Each Existing Term B-1 Lender that executes and delivers a signature page to this Amendment (each, a “Continuing Term B-1 Lender”) will be deemed to have agreed to the terms of this Amendment and to have so acquired New Term B-1 Loans in such aggregate principal amount, in each case upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date. Each Existing Term B-1 Lender that does not execute and deliver a signature page to this Amendment at or prior to 5:00 p.m. (New York City time) on May 12, 2006 (each such Existing Term B-1 Lender, a “Departing Term B-1 Lender”) will be deemed not to have agreed to this Amendment, and the Borrower will repay or cause to be repaid the outstanding principal amount of such Existing Term B-1 Lender’s Term B-1 Loans upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date.

D. Each person (other than a Continuing Term B-1 Lender in its capacity as such or a Departing Term B-1 Lender) set forth on Schedule I attached hereto (each, an “Additional Term B-1 Lender”) will, on the Amendment No. 2 Effective Date, make New Term B-1 Loans to the Borrower in the manner contemplated by Section 3 hereof. The cash proceeds to the Borrower of any such New Term B-1 Loans will be used solely to repay in full the outstanding principal amount of the Term B-1 Loans outstanding on the Amendment No. 2 Effective Date just prior to the effectiveness of this Amendment (“Existing Term B-1 Loans”) of Departing Term B-1 Lenders. The Existing Term B-1 Loans of Continuing Term B-1 Lenders shall be deemed to have been repaid in full upon the exchange thereof for New Term B-1 Loans in the same aggregate principal amount on the Amendment No. 2 Effective Date.

E. Each Lender with outstanding Term B-2 Loans (each, an “Existing Term B-2 Lender”; the Existing Term B-2 Lenders and the Existing Term B-1 Lenders are referred to herein collectively as the “Existing Lenders”) will be afforded the opportunity to exchange its Existing Term B-2 Loans (as defined below) for New Term B-2 Loans (as defined in Section 1 below) on the Amendment No. 2 Effective Date in an aggregate principal amount equal to the aggregate principal amount of the outstanding Term B-2 Loans of such Existing Term B-2 Lender on the Amendment No. 2 Effective Date. Each Existing Term B-2 Lender that executes and delivers a signature page to this Amendment (each, a “Continuing Term B-2 Lender”; the Continuing Term B-2 Lenders and the Continuing Term B-1 Lenders are referred to herein collectively as the “Continuing Lenders”) will be deemed to have agreed to the terms of this Amendment and to have so acquired New Term B-2 Loans in such aggregate principal amount, in each case upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date. Each Existing Term B-2 Lender that does not execute and deliver a signature page to this Amendment at or prior to 5:00 p.m. (New York City time) on May 12, 2006 (each such Existing Term B-2 Lender, a “Departing Term B-2 Lender”; the Departing Term B-2 Lenders and the Departing Term B-1 Lenders are referred to herein collectively as the “Departing Lenders”) will be deemed not to have agreed to this Amendment, and the European Borrower will repay or cause to be repaid the outstanding principal amount of such Existing Term B-2 Lender’s Term B-2 Loans upon the effectiveness of this Amendment on the Amendment No. 2 Effective Date.

F. Each person (other than a Continuing Term B-2 Lender in its capacity as such or a Departing Term B-2 Lender) set forth on Schedule II attached hereto (each, an “Additional Term B-2 Lender”; the Additional Term B-2 Lenders and the Additional Term B-1 Lenders are referred to herein collectively as the “Additional Lenders”) will, on the Amendment No. 2 Effective Date, make New Term B-2 Loans to the European Borrower in the manner contemplated by Section 3 hereof. The cash proceeds to the European Borrower of any such New Term B-2 Loans will be used solely to repay in full the outstanding principal amount of the Term B-2 Loans outstanding on the Amendment No. 2 Effective Date just prior to the effectiveness of this Amendment (“Existing Term B-2 Loans” and, together with the Existing Term B-1 Loans, the “Existing Term Loans”) of Departing Term B-2 Lenders. The Existing Term B-2 Loans of Continuing Term B-2 Lenders shall be deemed to have been repaid in full upon the exchange thereof for New Term B-2 Loans in the same aggregate principal amount on the Amendment No. 2 Effective Date.

G. The Required Lenders are willing so to amend the Credit Agreement, and the Continuing Lenders and the Additional Lenders are willing so to acquire and make, respectively, New Term Loans as contemplated hereby, in each case on the terms and subject to the conditions of this Amendment and the Credit Agreement, as amended hereby.

H. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Amendment No. 2” shall mean Amendment No. 2 and Agreement to this Agreement dated as of May 12, 2006.

“Amendment No. 2 Effective Date” shall have the meaning assigned to such term in Amendment No. 2.

“New Term B-1 Loans” shall mean the Loans made or deemed made to the Borrower on the Amendment No. 2 Effective Date pursuant to Section 3 of Amendment No. 2. On the Amendment No. 2 Effective Date, the aggregate outstanding principal amount of the New Term B-1 Loans shall be $182,000,000.

“New Term B-2 Loans” shall mean the Loans made or deemed made to the European Borrower on the Amendment No. 2 Effective Date pursuant to Section 3 of Amendment No. 2. On the Amendment No. 2 Effective Date, the aggregate outstanding principal amount of the New Term B-2 Loans shall be $24,175,000.

“New Term Loans” shall mean the New Term B-1 Loans and the New Term B-2 Loans.

(b) The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	by deleting clause (a) thereof and substituting therefor “(a) with respect to any Eurocurrency Term Loan, 2.0%,”; and

(ii)	by deleting clause (b) thereof and substituting therefor “(b) with respect to any ABR Term Loan, 1.0%,”.

(c) The definition of the term “Equity Issuance” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the words “or any other acquisition, investment, loan or advance permitted by Section 6.04” at the end of clause (a) therein.

(d) The definition of the term “Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting “$15,000,000” from the proviso therein and substituting therefor “$25,000,000”.

(e) The definition of the term “Permitted Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “to the extent such obligations are backed by the full faith and credit of the United States of America” from the parenthetical set forth in clause (a) therein.

(f) The definition of the term “Term B-1 Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B-1 Loans” shall mean, unless the context requires otherwise, the New Term B-1 Loans.”

(g) The definition of the term “Term B-2 Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B-2 Loans” shall mean, unless the context requires otherwise, the New Term B-2 Loans.”

(h) The definition of the term “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loans” shall mean, unless the context requires otherwise, the New Term Loans.”

(i) Section 2.26 (Term Loan Repricing Protection) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 2.26. Term Loan Repricing Protection. In the event that, prior to the first anniversary of the Amendment No. 2 Effective Date, any Term Lender receives a Repricing Prepayment (as defined below), then, at the time thereof, the applicable Borrower shall pay to such Term Lender a prepayment premium equal to 1.0% of the amount of such Repricing Prepayment. As used herein, with respect to any Term Lender, a “Repricing Prepayment” is the amount of principal of the Term Loans of such Term Lender that is either (a) prepaid by the applicable Borrower pursuant to Section 2.12 substantially concurrently with the incurrence by Holdings or any of its subsidiaries of new term loans (whether pursuant to Incremental Term Commitments or otherwise) that have interest rate margins lower than the Applicable Percentages then in effect for the Term Loans so prepaid or (b) received by such Term Lender as a result of the mandatory assignment of such Term Loans in the circumstances described in Section 2.21(a)(iv) following the failure of such Term Lender to consent to an amendment of this Agreement (other than Amendment No. 2) that would have the effect of reducing any of the Applicable Percentages with respect to such Term Loans.”

(j) Section 5.13 (Domestic Subsidiaries) of the Credit Agreement is hereby amended by deleting “95%” from both places therein and substituting therefor “85%”.

(k) Section 6.04 (Investments, Loans and Advances) of the Credit Agreement is hereby amended as follows:

(i)	by deleting the words “, excluding (for the avoidance of doubt) investments, loans and advances described in Schedule 6.04,” and substituting therefor the words “made on or after the Amendment No. 2 Effective Date” in clause (B) to the proviso set forth in clause (ii) to paragraph (a) thereof;

(ii)	by inserting the words “on or after the Amendment No. 2 Effective Date” after the parenthetical in paragraph (h) thereof;

(iii)	by deleting “$15,000,000” from clause (i) of paragraph (l) thereof and substituting therefor “$20,000,000”;

(iv)	by deleting the word “and” at the end of clause (i) of paragraph (l) thereof and substituting a comma therefor; and

(v)	by inserting the words “and (iii) the cash proceeds of any capital contribution to Holdings or the Net Cash Proceeds of any issuance or sale by Holdings or any Subsidiary of any Equity Interests (provided that such sale was not part of an Equity Issuance or a substantially concurrent sale of Equity Interests contemplated by Sections 6.06(a)(iii) and 6.06(a)(xii))” at the end of clause (l) thereof.

(l) Section 6.06 (Restricted Payments; Restrictive Agreements) of the Credit Agreement is hereby amended as follows:

(i)	by deleting the word “and” before clause (xi) of paragraph (a) thereof;

(ii)	by inserting a new clause (xii) at the end of paragraph (a) thereof as follows:

“(xii) Holdings may make any Restricted Payment out of the Net Cash Proceeds received by Holdings (or an Ultimate Parent to the extent such proceeds are contributed directly or indirectly to Holdings as common equity) from a substantially concurrent sale of Equity Interests (other than (A) Disqualified Capital Stock, (B) Equity Interests issued or sold to a Subsidiary of Holdings or an employee stock ownership plan or to a trust established by Holdings or any of its Subsidiaries for the benefit of their employees or (C) a sale of Equity Interests constituting an Equity Issuance) of Holdings (or such Ultimate Parent) or cash proceeds from a substantially concurrent cash capital contribution received by Holdings from such Ultimate Parent (it being understood that, solely for the purposes of this clause (xii), Restricted Payments may be made pursuant to this clause (xii) prior to the receipt of the Net Cash Proceeds from such substantially concurrent sale of Equity Interests so long as (x) the aggregate amount of such Restricted Payments made pending the contribution of such Net Cash Proceeds shall not exceed $30,000,000 at any time, (y) Holdings contributes an amount equal to each such Restricted Payment to the applicable Borrower within 35 days of the making of each such Restricted Payment and (z) Holdings would be in Pro Forma Compliance (assuming for purposes of making such determination with respect to the covenant set forth in Section 6.12 that the Leverage Ratio is at least 0.25:1.00 lower than the Leverage Ratio set forth therein and in effect at the time such determination is made)),”; and

(iii)	by deleting “$1,000,000” from clause (vi) of paragraph (a) thereof and substituting therefor “$2,000,000”.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and each Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 2 Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by Holdings and each Borrower, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of Holdings and each Borrower, and this Amendment constitutes a legal, valid and binding obligation of Holdings and each Borrower.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 3. New Term Loans. (a) Subject to the terms and conditions set forth herein, as of the Amendment No. 2 Effective Date, (i)(A) each Continuing Term B-1 Lender agrees to exchange its Existing Term B-1 Loans for New Term B-1 Loans of like outstanding principal amount and (B) each Additional Term B-1 Lender agrees to make New Term B-1 Loans to the Borrower on the Amendment No. 2 Effective Date in the amount set forth next to such Additional Term B-1 Lender’s name on Schedule I attached hereto, and (ii)(A) each Continuing Term B-2 Lender agrees to exchange its Existing Term B-2 Loans for New Term B-2 Loans of like outstanding principal amount and (B) each Additional Term B-2 Lender agrees to make New Term B-2 Loans to the European Borrower on the Amendment No. 2 Effective Date in the amount set forth next to such Additional Term B-2 Lender’s name on Schedule II attached hereto. Notwithstanding anything herein or in the Credit Agreement to the contrary, (i) the aggregate principal amount of the New Term B-1 Loans to be outstanding on the Amendment No. 2 Effective Date shall not exceed the aggregate principal amount of the Existing Term B-1 Loans outstanding immediately prior to the Amendment No. 2 Effective Date and (ii) the aggregate principal amount of the New Term B-2 Loans to be outstanding on the Amendment No. 2 Effective Date shall not exceed the aggregate principal amount of the Existing Term B-2 Loans outstanding immediately prior to the Amendment No. 2 Effective Date. For purposes hereof, a person shall become an Additional Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Amendment No. 2 Effective Date, a signature page to this Amendment setting forth the amount of New Term Loans such Person commits to make on the Amendment No. 2 Effective Date.

(b) Each Continuing Lender shall be deemed to have acquired its New Term Loans on the Amendment No. 2 Effective Date in exchange for its Existing Term Loans. Each Additional Lender shall fund the proceeds of its New Term Loans to the Administrative Agent on the Amendment No. 2 Effective Date, in the manner contemplated by the Credit Agreement (including Section 2.02 thereof). The Borrowers hereby irrevocably direct the Administrative Agent to apply all proceeds of the New Term Loans received hereunder promptly upon the receipt thereof to prepay the applicable outstanding Existing Term Loans of Departing Lenders. The commitments of the Additional Lenders and the exchange undertakings of the Continuing Lenders are several and no such Additional Lender or Continuing Lender shall be responsible for any other Additional Lender’s or Continuing Lender’s failure to make or acquire by exchange any New Term Loans.

(c) The obligations of each Continuing Lender and each Additional Lender to acquire or make New Term Loans on the Amendment No. 2 Effective Date are subject to the satisfaction of the following conditions:

(i) the Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by a Responsible Officer of Holdings,

confirming compliance with the conditions precedent set forth in Sections 4.01(b) and (c) of the Credit Agreement;

(ii) the Administrative Agent shall have received, on behalf of itself and the Lenders, a written opinion of Mayer, Brown, Rowe & Maw LLP, counsel for Holdings and its Domestic Subsidiaries, that (x) is dated the Amendment No. 2 Effective Date, (y) is addressed to the Administrative Agent and the Lenders and (z) covers such matters relating to this Amendment and the transactions contemplated hereby as Administrative Agent shall reasonably request and in form and substance reasonably satisfactory to the Administrative Agent. Holdings and the Borrowers hereby request such counsel to deliver such opinions; and

(iii) the conditions to effectiveness of this Amendment set forth in Section 4 hereof shall have been satisfied.

(d) Notwithstanding anything in the Credit Agreement to the contrary, all New Term Loans acquired or made on the Amendment No. 2 Effective Date will be in the amounts and have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Term Loans. Notwithstanding anything herein or in the Credit Agreement to the contrary, and without any requirement to give notice under the Credit Agreement, for the period from the Amendment No. 2 Effective Date to the expiration of the respective initial Interest Periods for the New Term Loans, the LIBO Rate applicable to the New Term Loans shall be the same rate that applied to the applicable Existing Term Loans with Interest Periods ending on the same dates. Neither Borrower shall be required to make any payments to any Continuing Lender under Section 2.16 of the Credit Agreement in respect of the exchange of Existing Term Loans on the Amendment No. 2 Effective Date for New Term Loans.

(e) On the Amendment No. 2 Effective Date, the Borrowers shall apply the cash proceeds (if any) of the applicable New Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans (other than those that are exchanged for New Term Loans as provided herein), (ii) pay all accrued and unpaid interest on all Existing Term Loans to but excluding the Amendment No. 2 Effective Date, and (iii) pay to each Departing Lender all amounts (if any) payable pursuant to Section 2.16 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans on the Amendment No. 2 Effective Date.

(f) The Required Lenders and the Continuing Lenders hereby waive the requirements of Sections 2.02, 2.03, 2.10, 2.12, 2.14, 2.17, 2.19 and 2.20 of the Credit Agreement, to the extent that they relate to the borrowings and prepayments contemplated by this Amendment and, in the case of Sections 2.14 and 2.20, to the extent any obligations of the Loan Parties thereunder would not have arisen but for the exchange of Loans contemplated hereby. Notwithstanding that the Existing Term Loans shall be refinanced in full on the Amendment No. 2 Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(d) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Term Loan Lender in respect of such Existing Term Lender’s Existing Term Loans under the Credit Agreement prior to the Amendment No. 2 Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 2 Effective Date”) on the date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of

(i) the Borrower, (ii) the European Borrower, (iii) Holdings, (iv) the Required Lenders, (v) each Continuing Term B-1 Lender, (vi) each Continuing Term B-2 Lender, (vii) to the extent there are Departing Term B-1 Lenders, each Additional Term B-1 Lender and (viii) to the extent there are Departing Term B-2 Lenders, each Additional Term B-2 Lender.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement (as amended hereby) or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Reaffirmation. Each of Holdings, the Borrower, the European Borrower and each Subsidiary Guarantor, by its signature below, hereby (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that, notwithstanding the effectiveness of this Amendment, each Security Document that it is a party to continues to be in full force and effect and (iii) affirms and confirms its Guarantee of the applicable Obligations and, if applicable, the pledge of and/or grant of a security interest in its assets as Collateral to secure the applicable Obligations, all as provided in each applicable Loan Document as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the applicable Obligations under the Credit Agreement and the other Loan Documents.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SENSUS METERING SYSTEMS INC.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer

SENSUS METERING SYSTEMS (LUXCO 2) S.À.R.L.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Group B Manager

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer

M&FC HOLDING, LLC,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Director/Vice President/Asst. Secretary

SENSUS METERING SYSTEMS IP HOLDINGS, INC.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Vice President-Finance

SMITH-BLAIR, INC.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Director/Vice President/Treasurer

SENSUS PRECISION DIE CASTING, INC.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Director/Vice President

SENSUS METERING SYSTEMS (BERMUDA 3) LTD.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer

SENSUS METERING SYSTEMS (LUXCO 1) S.A.R.L.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Group B Manager

SENSUS METERING SYSTEMS (LUXCO 3) S.A.R.L.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Group B Manager

SENSUS METERING SYSTEMS (LUXCO 4) S.A.R.L.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Group B Manager

SENSUS METERING SYSTEMS (LUXCO 5) S.A.R.L.,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Group B Manager

SENSUS METERING SYSTEMS FRANCE HOLDINGS,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	President

SENSUS METERING SYSTEMS SAS,

By	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	President

IMS HOLDINGS GMBH,

By	/s/ Peter Karst
	Name:	Peter Karst
	Title:	Managing Director

SENSUS METERING SERVICES GMBH,

By	/s/ Harald Tiemann
	Name:	Harald Tiemann
	Title:	Managing Director

SENSUS METERING SYSTEMS GMBH HANNOVER,

By	/s/ Harald Tiemann
	Name:	Harald Tiemann
	Title:	Managing Director

POLLUX METER GMBH & CO. KG,

By	/s/ Harald Tiemann
	Name:	Harald Tiemann
	Title:	Managing Director

SENSUS METERING SYSTEMS GMBH LUDWIGSHAFEN

By	/s/ Harald Tiemann
	Name:	Harald Tiemann
	Title:	Managing Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

(formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), individually as a Lender, as a Continuing Lender, as an Additional Lender and as General Administrative Agent,

By	/s/ Phillip Ho
	Name:	PHILLIP HO
	Title:	DIRECTOR

By	/s/ Karim Blasetti
	Name:	KARIM BLASETTI
	Title:	ASSOCIATE

New Term Loans Commitment:

$29,877,025.00

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: PINEHURST TRADING INC.

By	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Galaxy CLO 1999-1, Ltd.
By:	AIG Global Investment Corp. as Collateral Manager

	By	/s/ W. Jeffrey Baxter
		Name:	W. Jeffrey Baxter
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Galaxy CLO 2003-1, Ltd.
By:	AIG Global Investment Corp. Its Investment Adviser

By	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: SunAmerica Life Insurance Company
By:	AIG Global Investment Corp., Its Investment Adviser

By	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Airlie 2006-I

By	/s/ Jeremy Bloomer
	Name:	Jeremy Bloomer
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Landmark II CDO Limited
By:	Aladdin Capital Management LLC as Manager

By	/s/ Christine M. Barto
	Name:	Christine M. Barto
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

New Alliance Global CDO, Limited
By:	AllianceBernstein L.P., as Sub-advisor

	By:	/s/ Teresa McCarthy
		Name:	TERESA MCCARTHY
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: NORTHWOODS CAPITAL IV, LIMITED
BY:	ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER

By	/s/ Bruce Martin
	Name:	BRUCE MARTIN
	Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: NORTHWOODS CAPITAL VI, LIMITED
BY:	ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By	/s/ Bruce Martin
	Name:	BRUCE MARTIN
	Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: ANTARES CAPITAL CORPORATION

By	/s/ Steven J. Robinson
	Name:	Steven J. Robinson
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: ANTARES FUNDING, L.P.
By:	JP Morgan Chase Bank, N.A. , As Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

By	/s/ Leslie Hundley
	Name:	Leslie Hundley
	Title:	AVP

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: NAVIGATOR CDO 2003, LTD.
By:	Antares Asset Management Inc., as Collateral Manager

By	/s/ David Schmuck
	Name:	David Schmuck
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Hamilton Floating Rate Fund, LLC

By	/s/ Dean Stephan
	Name:	Dean Stephan
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: BLACK DIAMOND CLO 2005-1, LTD.
By:	Black Diamond Capital Management, L.L.C., as Its Collateral Manager

By	/s/ James J. Zenni
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner
Black Diamond Capital Management, L.L.C.

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: BlackRock Limited Duration Income Trust

By	/s/ Tom Colwell
	Name:	Tom Colwell
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Hanover Square CLO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

By	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Lafayette Square CDO Ltd.,
for itself or as agent for Lafayette Square CDO Ltd.

By	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Loan Funding VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC

By	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Monument Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

By	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Prospect Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

By	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Union Square CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

By	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: OLYMPIC CLO I, LTD

By	/s/ Kevin J. Hickam
	Name:	Kevin J. Hickam
	Title:	Managing Director Centre Pacific, LLC

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: WHITNEY CLO I, LTD

By	/s/ Kevin J. Hickam
	Name:	Kevin J. Hickam
	Title:	Managing Director Centre Pacific, LLC

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Citadel Hill 2000 Ltd

By	/s/ Ken Irvine
	Name:	KEN IRVINE
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Atrium II

By	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: CSAM Funding II

By	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: CSAM Funding III

By	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: First Dominion Funding II

By	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: MUIRFIELD TRADING LLC

By	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Aurum CLO 2002-1 Ltd.,
By:	Deutsche Asset Management, Inc. as Subadviser

By	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Flagship CLO 2001-1,
By:	Deutsche Asset Management, Inc. as Subadviser

By	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Flagship CLO II,
By:	Deutsche Asset Management, Inc. as Subadviser

By	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Flagship CLO III,
By:	Deutsche Asset Management, Inc. as Subadviser

By	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Flagship CLO IV,
By:	Deutsche Asset Management, Inc. as Subadviser

By	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By	/s/ Joseph Tavolieri
	Name:	Joseph Tavolieri
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: BIG SKY III SENIOR LOAN TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Eaton Vance CDO VII, PLC
By:	Eaton Vance Management as Interim Investment Advisor

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management As Investment Advisor

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: EATON VANCE FLOATING-RATE INCOME TRUST
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: EATON VANCE LIMITED DURATION INCOME FUND
By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: EATON VANCE SENIOR FLOATING-RATE TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: EATON VANCE SENIOR INCOME TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Franklin CLO II, Limited

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: FRANKLIN CLO V, LTD

By	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Franklin Floating Rate Master Series

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: FRANKLIN FLOATING RATE DAILY ACCESS FUND

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: FRANKLIN TEMPLETON LIM, DURATION INCOME TRUST

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: FRANKLIN TOTAL RETURN FUND

By	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor

By	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

ING SENIOR INCOME FUND
By:	ING Investment Management Co. as its investment manager

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	SVP

ING PRIME RATE TRUST

By:	ING Investment Management Co. as its investment manager

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	SVP

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.

By	/s/ Emily L. Koehn
	Name:	Emily L. Koehn
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Floating Rate Income Strategies Fund, Inc.

By:	/s/ Anthony Heyman
Anthony Heyman
Authorized Signatory

Merrill Lynch Senior Floating Rate Portfolio
By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Anthony Heyman
Anthony Heyman
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Venture CDO 2002, Limited
By	its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Venture II CDO 2002, Limited
By	Its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Venture IV CDO, Limited
By	Its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Vista Leveraged Income Fund
By	Its investment advisor, MJX Asset Management LLC

By	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Morgan Stanley Prime Income Trust

By	/s/ Jinny K. Kim
	Name:	Jinny K. Kim
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: NATEXIS BANQUES POPULAIRES

By	/s/ William J. Burke
	Name:	William J. Burke
	Title:	VICE PRESIDENT

/s/ FRANK H. MADDEN, JR.
FRANK H. MADDEN, JR.
VICE PRESIDENT & GROUP MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: National City Bank

By	/s/ Jon Gilbert
	Name:	Jon Gilbert
	Title:	Account Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: PPM SHADOW CREEK FUNDING LLC.

By	/s/ Anna M. Tallent
	Name:	Anna M. Tallent
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender:_SERVES 2006-1, Ltd.,
by	PPM America, Inc., as Collateral Manager

By	/s/ David C. Wagner
	Name:	David C. Wagner
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: REGIMENT CAPITAL LTD.
By:	Regiment Capital Management, LLC as its Investment Advisor

By:	Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

By:	/s/ Mark A. Brostowski
	Name:	Mark A. Brostowski
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Ameriprise Certificate Company
By:	RiverSource Investments, LLC as Collateral Manager

By	/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Centurion CDO VII, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

By	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Assets

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: IDS Life Insurance Company
By:	RiverSource Investments, LLC as Collateral Manager

By	/s/ Yvonne E. Stevens
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Nuveen Senior Income Fund
By:	Symphony Asset Management

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Nuveen Diversified Dividend & Income Fund
By:	Symphony Asset Management

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Nuveen Tax Advantaged Total Return Strategy Fund
By:	Symphony Asset Management

By	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Trimaran CLO IV Ltd
By	Trimaran Advisors, L.L.C.

By	/s/ David M. Millism
	Name:	David M. Millism
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: VAN KAMPEN, SENIOR INCOME TRUST
By:	Van Kampen Asset Management

By	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 2 AND AGREEMENT DATED AS OF MAY 12, 2006 TO SENSUS METERING SYSTEMS INC. CREDIT AGREEMENT DATED AS OF DECEMBER 17, 2003, AS AMENDED

To approve this Amendment as a Continuing Lender:

Name of Lender: Western Asset Floating Rate High Income Fund, LLC

By	/s/ T. J. Settel
	Name:	T. J. Settel
	Title:	Portfolio Manager